EXHIBIT 99.2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share amounts)	June 30,		June 30,
	2006	2005	2006	2005

Revenues:
Rental and other property	$86,656	$79,662	$171,919	$157,938
Management and other fees from affiliates	830	931	1,654	7,507
	87,486	80,593	173,573	165,445

Expenses:
Property operating, excluding real estate taxes	22,095	20,685	44,710	40,913
Real estate taxes	7,374	6,610	14,770	13,451
Depreciation and amortization	20,675	20,043	40,766	39,622
Interest	19,497	18,153	38,487	36,300
Amortization of deferred financing costs	497	563	1,193	1,039
General and administrative	5,002	4,573	9,901	9,014
Other expenses	800	1,500	1,770	1,500
	75,940	72,127	151,597	141,839

Gain on sale of real estate	-	5,276	-	6,391
Interest and other income, net	654	2,431	3,048	2,954
Equity income (loss) in co-investments	(374)	2,724	(816)	17,316
Minority interests	(4,760)	(5,360)	(9,687)	(11,801)
Income from continuing operations before income
tax provision	7,066	13,537	14,521	38,466
Income tax provision	(138)	(1,100)	(175)	(1,201)
Income from continuing operations	6,928	12,437	14,346	37,265

Income and gain from discontinued operations,
net of minority interests	15,584	26,441	18,488	28,491
Net income	22,512	38,878	32,834	65,756
Dividends to preferred stockholders	(489)	(488)	(977)	(977)
Net income available to common stockholders	$22,023	$38,390	$31,857	$64,779

Net income per share - basic	$0.96	$1.66	$1.40	$2.81

Net income per share - diluted	$0.95	$1.64	$1.38	$2.77

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2006	2005	2006	2005

Rental and other property
Rental	$81,782	$75,250	$162,315	$149,141
Other property	4,874	4,412	9,604	8,797
Rental and other property	$86,656	$79,662	$171,919	$157,938

Management and other fees from affiliates
Management	$816	$690	$1,640	$2,250
Development and redevelopment	14	-	14	143
Promote distribution from Fund I	-	241	-	5,114
Management and other fees from affiliates	$830	$931	$1,654	$7,507

General and administrative
General and administrative	$7,428	$6,456	$14,460	$12,410
Allocated to property operating expenses - administrative	(1,374)	(1,261)	(2,636)	(2,506)
Capitalized and incremental to real estate under development	(1,052)	(622)	(1,923)	(890)
Net general and administrative	$5,002	$4,573	$9,901	$9,014

Interest and other income
Interest income	$262	$196	$452	$284
Lease income	392	416	785	832
Participating loan (Condo conversion)	-	1,813	-	1,813
Gain from sale of Town & Country stock	-	-	1,687	-
Miscellaneous - non-recurring	-	6	124	25
Interest and other income	$654	$2,431	$3,048	$2,954

Equity income (loss) in co-investments
Equity income (loss) in co-investments	$(374)	$21	$(816)	$353
Gain on sale of co-investment activities, net	-	2,703	-	17,084
Early extinguishment of debt	-	-	-	(121)
Equity income (loss) in co-investments	$(374)	$2,724	$(816)	$17,316

Minority interests
Limited partners of Essex Portfolio, L.P.	$672	$1,250	$1,421	$3,742
Perpetual preferred distributions	2,559	2,559	5,119	5,118
Series Z and Z-1 incentive units	151	100	302	200
Third party ownership interests	312	364	704	577
Down REIT limited partners' distributions	1,066	1,087	2,141	2,164
Minority interests	$4,760	$5,360	$9,687	$11,801

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,		June 30,
	2006	2005	2006	2005

Funds from operations
Net income available to common shareholders	$22,023	$38,390	$31,857	$64,779
Adjustments:
Depreciation and amortization	20,675	20,043	40,766	39,770
Co-investments (1)	876	207	1,751	356
Gains not included in FFO	(8,800)	(35,072)	(11,862)	(51,303)
Minority interests	2,378	3,972	3,555	6,770
Funds from operations	$37,152	$27,540	$66,067	$60,372
FFO per share-diluted	$1.45	$1.07	$2.58	$2.35

Components of the change in FFO
Non-recurring items:
Fund I - promote distribution		(241)		(5,114)
Income generated from TRS activities, net of taxes and expenses		(1,813)		(1,813)
Deferred lease revenue on sale of RV parks				(1,134)
Legal settlement		1,500		1,500
Early extinguishment of debt				121
Vista Pointe - promote distribution and fees	(8,221)		(8,221)
Net gain on sale of Town and Country stock			(717)
Impairment of property	800		800
Funds from operations excluding non-recurring items	29,731	26,986	57,929	53,932
FFO excluding non-recurring items per share-diluted	$1.16	$1.05	$2.26	$2.10
Percentage change in FFO excluding non-recurring items	10.2%		7.4%
Changes in recurring items:
Same property NOI	$3,418		$6,248
Non-same property NOI	1,402		2,615
Management fees from joint ventures	140		(739)
Interest expense and amortization of deferred financing costs	(1,278)		(2,337)
Other items, net	(937)		(1,790)
	$2,745		$3,997
Percentage change in FFO	34.9%		9.4%

Weighted average number of shares outstanding diluted (2)	25,697,237	25,672,234	25,628,728	25,675,972

(1)	Amount includes the following: (i) depreciation addback for Fund II assets and minority interests, (ii) joint venture NOI, and (iii) City Heights land lease income not recognized for GAAP.
(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2006	December 31, 2005

Real Estate:
Land and land improvements	$561,560	$551,132
Buildings and improvements	1,994,741	1,932,113
	2,556,301	2,483,245
Less: accumulated depreciation	(437,154)	(398,476)
	2,119,147	2,084,769

Real estate under development	75,429	54,416
Investments	36,498	27,228
	2,231,074	2,166,413
Cash and cash equivalents	23,057	28,274
Other assets	59,735	29,488
Deferred charges, net	14,378	15,115
Total assets	$2,328,244	$2,239,290

Mortgage notes payable	$1,100,965	$1,104,918
Exchangeable bonds	225,000	225,000
Lines of credit	95,030	25,000
Other liabilities	74,580	67,998
Deferred gain	2,193	2,193
Total liabilities	1,497,768	1,425,109

Minority interests	229,694	233,214

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	648,142	632,646
Distributions in excess of accumulated earnings	(84,066)	(77,341)
Accumulated other comprehensive income	11,704	660
Total liabilities and stockholders' equity	$2,328,244	$2,239,290

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - June 30, 2006
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	64%	$914,433	6.4%	4.9
Tax exempt variable (1)	13%	186,532	4.7%	25.1
Total mortgage notes payable	77%	1,100,965	6.1%	8.3

Exchangeable bonds (2)	16%	225,000	3.6%

Line of credit - secured (3)	5%	69,030	5.4%
Line of credit - unsecured (4)	2%	26,000	6.6%
	7%	95,030	5.8%
Total debt	100%	$1,420,995	5.7%

Scheduled principal payments (excludes lines of credit)

	2006	$-
	2007	69,960
	2008	147,745
	2009	24,937
	2010	157,891
	Thereafter	925,432
	Total	$1,325,965

Capitalized interest for the quarter ended June 30, 2006 was approximately $711.

(1) Subject to interest rate protection agreements.
(2)		Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.
(3)	Secured line of credit commitment is $100 million and matures in January 2009.
This line is secured by six of Essex's multi family communities. The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(4)	Unsecured line of credit commitment is $200 million and matures in March 2009.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - June 30, 2006
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,420,995

Common stock and potentially dilutive securities
Common stock outstanding	23,047
Limited partnership units (1)	2,470
Options-treasury method	233
Total common stock and potentially dilutive securities	25,750	shares

Common stock price per share as of June 30, 2006	$111.66

Market value of common stock and potentially dilutive securities	$2,875,245

Perpetual preferred units/stock	$155,000	7.865% weighted average pay rate

Total equity capitalization	$3,030,245

Total market capitalization	$4,451,240

Ratio of debt to total market capitalization	31.9%

(1)		Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.
 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended June 30, 2006 and 2005
(Dollars in thousands)
	Southern California			Northern California			Pacific Northwest			Other real estate assets (1)				Total
	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change	2006		2005	% Change	2006	2005	% Change

Revenues:
Same property revenue	$46,314	$43,954	5.4%	$18,057	$16,796	7.5%	$13,926	$12,879	8.1%		$-	$-	n/a	$78,297	$73,629	6.3%
Non same property revenue (2)	5,253	3,014		-	-		1,985	1,970			1,121	1,049		8,359	6,033
Total Revenues	$51,567	$46,968		$18,057	$16,796		$15,911	$14,849			$1,121	$1,049		$86,656	$79,662

Property operating expenses:
Same property operating expenses	$14,815	$14,452	2.5%	$5,822	$5,339	9.0%	$5,143	$4,739	8.5%		$-	$-	n/a	$25,780	$24,530	5.1%
Non same property operating expenses (2)	1,777	1,058		-	-		738	731			1,174	976		3,689	2,765
Total property operating expenses	$16,592	$15,510		$5,822	$5,339		$5,881	$5,470			$1,174	$976		$29,469	$27,295

Net operating income:
Same property net operating income	$31,499	$29,502	6.8%	$12,235	$11,457	6.8%	$8,783	$8,140	7.9%		$-	$-	n/a	$52,517	$49,099	7.0%
Non same property operating income (2)	3,476	1,956		-	-		1,247	1,239			(53)	73		4,670	3,268
Total net operating income	$34,975	$31,458		$12,235	$11,457		$10,030	$9,379			$(53)	$73		$57,187	$52,367

Same property operating margin	68%	67%		68%	68%		63%	63%			n/a	n/a		67%	67%
Same property turnover percentage	55%	58%		55%	56%		65%	65%			n/a	n/a		57%	59%
Same property concessions	$175	$127		$64	$116		$30	$105			$-	$-		$269	$348
Average same property concessions per turn (3)	$107	$97		$104	$223		$36	$128			$-	$-		$87	$132
Net operating income percentage of total	61%	60%		21%	22%		18%	18%			0%	0%		100%	100%
Loss to lease (4)	$12,135			$6,905			$3,639			$	n/a			$22,679
Loss to lease as a percentage
of rental income	6.1%			7.4%			5.3%				n/a			6.3%

Reconciliation of apartment units at end of period
Same property apartment units	11,575			4,621			5,091				-			21,287
Consolidated Apartment Units	12,957	12,724		4,621	4,621		5,847	5,831			302	302		23,727	23,478
Joint Venture	312	598		2,005	1,549		515	173			-	-		2,832	2,320
Under Development (5)	424	607		-	-		127	-			-	-		551	607
Total apartment units at end of period	13,693	13,929		6,626	6,170		6,489	6,004			302	302		27,110	26,405
Percentage of total	51%	53%		24%	23%		24%	23%			1%	1%		100%	100%

Average same property financial occupancy	95.9%	96.5%		97.8%	97.2%		97.5%	96.8%			n/a	n/a		96.6%	96.7%

(1)	Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2)	Includes properties which subsequent to March 31, 2005 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same property concessions per turn is the dollar amount per unit resulting from the same property concessions divided by the product of the same property turnover percentage times the same property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 424 of the units under development as of June 30, 2006.
 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended June 30, 2006, June 30, 2005 and March 31, 2006
(Dollars in thousands)

		June 30,	June 30,		March 31,	Sequential
	Units	2006	2005	% Change	2006	% Change

Southern California
Ventura County	2,236	$8,798	$8,393	4.8%	$8,723	0.9%
Los Angeles County	4,540	20,486	19,449	5.3%	20,442	0.2%
Orange County	2,037	8,907	8,297	7.4%	8,709	2.3%
San Diego County	2,486	7,442	7,161	3.9%	7,407	0.5%
Riverside County	276	681	654	4.1%	685	-0.6%
Total Southern California	11,575	$46,314	$43,954	5.4%	$45,966	0.8%

Northern California
San Francisco MSA	175	$806	$757	6.5%	$793	1.6%
Santa Clara County	2,260	9,105	8,417	8.2%	8,744	4.1%
Alameda County	1,116	3,727	3,516	6.0%	3,622	2.9%
Contra Costa County	1,070	4,419	4,106	7.6%	4,285	3.1%
Total Northern California	4,621	$18,057	$16,796	7.5%	$17,444	3.5%

Pacific Northwest
Seattle	4,216	$11,874	$10,975	8.2%	$11,519	3.1%
Portland	875	2,052	1,904	7.8%	1,987	3.3%
Total Pacific Northwest	5,091	$13,926	$12,879	8.1%	$13,506	3.1%

Total same property revenue	21,287	$78,297	$73,629	6.3%	$76,916	1.8%

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - June 30, 2006
(Dollars in millions)

		Estimated Units	Total Incurred to Date		Remaining Costs	Estimated Total Cost	Initial Occupancy	Stabilized Operations
Development Projects
Project Name	Location
Northwest Gateway	Los Angeles, CA	275	$ 19.9		$ 51.2	$ 71.1	Dec-07	Sep-08

Predevelopment Projects

Number of Projects	Region
3	Southern California	633	7.9	(1)	164.2	172.1
3	Northern California	1,339	9.8		340.6	350.4
		1,972	17.7		504.8	522.5

For-Sale Projects (TRS)

Number of Projects	Region
3	Northern California	129	12.2		30.6	42.8
2	Pacific Northwest	91	18.2	(2)	8.7	26.9
		220	30.4		39.3	69.7

Development Joint Ventures (3)		-	7.4		1.0	8.4
Consolidated- Real Estate Under Development		2,467	75.4		596.3	671.7

Development Projects - Fund II
Project Name	Location
Lake Union (4)	Seattle, WA	127	5.9		23.6	29.5	Dec-07	Mar-08
Studio City	Studio City, CA	149	20.8		32.5	53.3	Oct-08	Feb-09
		276	26.7		56.1	82.8

Predevelopment Project - Fund II

Number of Projects	Region
1	Southern California	119	0.7		36.8	37.5

Fund II - Real Estate Under Development		395	27.4		92.9	120.3
Grand Total - Development Pipeline		2,862	$ 102.8		$ 689.2	$ 792.0

(1)	During July 2006, the Company purchased 2.1 acres in Hollywood, California. The property is currently leased, and the Company's intent is to finalize the approval process for the development of apartments.
(2)	In April 2006, Peregrine Point was reclassed from rental property to real estate under development for sale. The property is in the process of being converted to condo units. Land, building and conversion costs for Peregrine Point totaled $15.3 mllion as of June 30, 2006.
(3)	The Company has entered into two joint venture development projects with third parties. Total estimated costs are not determinable at this time, except for $1.0 in additional commitments as of June 30, 2006.
(4)	Development includes approximately 9,300 square feet of commercial space.

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - June 30, 2006
(Dollars in thousands)

		Total	Estimated	Estimated
		Incurred	Remaining	Total	Redevelopment
Project Name	Units	To Date	Cost	Cost	Start Date

Mira Woods, Mira Mesa, CA	355	3,886	1,838	5,724	Sep-04

Palisades - Phase I and II, Bellevue, WA	192	3,338	2,545	5,883	Sep-04

Avondale at Warner Center, Woodland Hills, CA	446	6,707	4,722	11,429	Oct-04

Bridle Trails, Kirkland, WA	108	4,045	516	4,561	May-05

Sammamish View, Bellevue, WA	153	446	2,718	3,164	Dec-05

Woodland/Foothill Commons, Bellevue, WA	596	81	3,122	3,203	Apr-06

Total	1,850	$ 18,503	$ 15,461	$ 33,964

Re-stabilized Communities - Second Quarter 2006

Kings Road, Los Angeles, CA

The redevelopment communities are re-stabilized and added back to same-property operations when the property reaches 95% occupancy after substantial completion of the redevelopment project, and the property has been stablized for five full quarters since the redevelopment project was substantially completed.

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Investments - June 30, 2006	Essex	Fund	Debt						Essex	For the three months ended
(In thousands)	Book	Estimated			Interest	Maturity	Value of	Essex	Equity	June 30, 2006
	Value	Value	Amount	Type	Rate	Date	Equity	Ownership	Value	NOI

Joint Ventures

Essex Apartment Value Fund, L.P. (Fund I)
Net assets (1)	$582	$2,900					$2,900	21.4%	$621	$-

Essex Apartment Value Fund II, L.P. (Fund II)
Carlmont Woods, Belmont, CA			13,230	Fixed	4.89%	Dec-2013
Echo Ridge, Snoqualmie, WA			13,555	Fixed	5.01%	Sep-2014
Enclave, San Jose, CA			22,555	Fixed	7.26%	Jan-2018
Enclave, San Jose, CA			60,000	Variable	3.48%	Dec-2029
Harbor Cove, Foster City, CA			35,675	Fixed	4.89%	Dec-2013
Morning Run, Monroe, WA			14,008	Fixed	5.10%	Oct-2014
Parcwood, Corona, CA			25,975	Fixed	4.89%	Dec-2013
Regency Towers, Oakland, CA			11,305	Fixed	5.16%	Mar-2015
Tower @ 801, Seattle, WA			19,762	Fixed	4.91%	Aug-2014

Line of credit			76,450	Var.	LIBOR+0.875%	Jun-2007
	27,890	398,055	292,515				105,540	28.2%	29,762
Capitalized costs	720								720
	28,610								30,482	4,767

Mountain Vista Apartments	6,806								6,806	1,130
Other	500								500	-

	$36,498								$38,409

(1)	Net assets primarily consist of cash proceeds less estimated liabilities from the sale of River Terrace and Kelvin properties.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - June 30, 2006
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment properties. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Operations for the quarter ended
	Balance as of June 30, 2006				June 30, 2006
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Down-REITs:
Anchor Village	10,851	10,750	2,505	118,988	649	278	371
Barkley Apartments	9,640	5,034	2,320	80,302	586	207	379
Brookside Oaks	20,986	14,442	9,363	230,938	589	202	387
Capri at Sunny Hills	16,417	11,799	4,069	188,467	576	134	442
Hearthstone Apartments	13,752	9,576	3,951	90,591	579	157	422
Hidden Valley (Parker Ranch)	46,001	33,783	6,089	62,647	1,331	361	970
Highridge Apartments	20,956	18,863	6,699	321,249	1,269	373	896
Montejo Apartments	9,015	5,941	1,534	38,038	428	121	307
Treehouse Apartments	12,289	7,999	3,265	75,700	574	158	416
Valley Park Apartments	15,848	10,133	1,167	63,827	686	166	520
Villa Angelina Apartments	20,958	13,702	2,611	62,339	923	227	696
	196,713	142,022	43,573	1,333,086	8,190	2,384	5,806

Other Co-investments transactions:
Derian Office Building	17,432	-	-	n/a (note 2)	466	109	357
City Heights	31,602	32,850	-	n/a (note 3)	2,209	788	1,421
The Bluffs	9,016	12,466	(177)	n/a	724	207	517

(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) Essex has mortgage loans to the owners of this property with an aggregate principal balance outstanding of $23.9 million as of June 30, 2006.

(3) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company may sell its interest in the property starting 2007, in which case the Company is entitled to receive 20% of the net sales price (without considering related debt), plus an incentive payment.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
REAL ESTATE INFORMATION
30-Jun-06

					Square		Year	Year
Property Name	Address	City	State	Units	Footage		Acquired	Built
MULTIFAMILY COMMUNITIES

SAN FRANCISCO BAY AREA
Santa Clara County
Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200		1998	1963
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200		2000	2000
Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463		2005	1998
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000		2004	2002
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600		2000	2000
Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200		1994	1975
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200		1994	1974
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600		1995	1989
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900		2000	1973
Oak Pointe	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100		1988	1973
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500		1988	1988
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800		1989	1989
			11%	2,897	2,448,763
Alameda County
Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200		1983	1971
Waterstone at Fremont (Mountain Vista )	39600 Fremont Blvd	Fremont	CA	526	433,100		2000	1975
Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200		1996	1978
Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400		1998	1975
Regency Towers	1130 Third Ave.	Oakland	CA	178	140,900		2005	1975
Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000		1987	1987
			7%	1,820	1,452,800
Contra Costa County
San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600		2003	2003	120 units 2005
Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000		1995	1988	114 units 2000
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100		1997	1985
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700		1997	1985
			4%	1,070	1,005,400
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200		2004	1971
Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600		2004	1971
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974		2006	1962
			3%	664	479,774

San Francisco and Marin County
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000		1999	1973
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300		2004	1963
			1%	175	142,300

Total San Francisco Bay Area			25%	6,626	5,529,037

SOUTHERN CALIFORNIA
Los Angeles County
Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500		1999	1974
Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500		1999	1970
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800		2002	1987
Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700		1991	1975
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600		1998	1968
City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100		2000	1968
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400		1998	1989
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100		1997	1979
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108		2005	1991
Northwest Gateway	1302 West 2nd St.	Los Angeles	CA	275	225,000
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000		1997	1988
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600		1997	1988
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200		2004	1971
Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800		2000	2000
Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900		1998	1973
Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400		1997	1972
Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100		1999	1972
Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200		1999	1972
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900		2004	2002
Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200		1997	1972
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700		2003	1964
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000		1999	1970
			19%	5,046	4,051,808
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000		1996	1985
Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900		2004	1980
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200		2000	1987
Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100		2001	2001
Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100		1997	1974
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500		1996	1986
Hidden Valley (Parker Ranch)	5065 Hidden Park Court	Simi Valley	CA	324	310,900		2004	2004
Lofts at Pinehurst,The (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100		1997	1971
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200		2004	1973
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500		2004	1987
			8%	2,236	1,933,500
Santa Barbara County
Chimney Sweep		Isle Vista	CA	91			2006	1967
CBC		Isle Vista	CA	148			2006	1962
			1%	239	179,908
Orange County
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985
Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970
Brentwood Apartment Homes (Hearthstone)	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970
Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970
			8%	2,037	1,872,200
SOUTHERN CALIFORNIA (cont'd)
San Diego County
Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986
Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983
Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965
Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963
Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976
Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969
Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967
Mira Woods Villa	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984
Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974
Emerald Palms	2271 Palm Ave.	San Diego	CA	152	133,000		2002	1986
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975
Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983
			12%	3,123	2,375,500
Riverside County
Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988
			2%	588	477,200

Total Southern California			50%	13,269	10,890,116

SEATTLE METROPOLITAN AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987
Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986
Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999
Peregrine Point	21209 SE 42nd Street	Issaquah	WA	67	85,900		2003	2003
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	73,400		1997	1986	16 Units 2006
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990
Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981
Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994
Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986
Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990
Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970
Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000
Total Seattle Metropolitan Area			21%	5,487	4,703,445

PORTLAND METROPOLITAN AREA
Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996
Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990
Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989
Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989
Total Portland Metropolitan Area			3%	875	857,100

OTHER AREAS
St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968
			1%	302	306,800
126	Multifamily Properties			26,559	22,286,498
3	Multifamily Properties Under Construction			551	376,488

Avg. square footage	839
Avg. units per property	211
Avg. age of property	2004

(1) Also has 11,836 square feet of commercial/retail space.
(2) Also has 9,512 square feet of commercial space.

OTHER REAL ESTATE ASSETS
Manufactured Housing Communities
Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
Recreational Vehicle Parks
Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
Office Buildings
Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982
					166,340

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months June 2006

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2005**)	2005 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$471,000	78%	740,000	4,511	0.6%	240,000	417	0.2%	4,928	0.5%
New York PMSA	$461,000	50%	760,000	2,379	0.3%	2,920,000	20,594	0.7%	22,973	0.6%
Boston	$431,000	72%	1,530,000	7,632	0.5%	670,800	7,886	1.2%	15,518	0.7%
Philadelphia	$231,000	108%	1,532,000	13,764	0.9%	515,100	4,019	0.8%	17,783	0.9%
Baltimore	$282,000	100%	797,000	7,977	1.0%	268,000	2,494	0.9%	10,471	1.0%
Wash. D.C. PMSA	$441,000	80%	1,299,000	21,516	1.7%	644,300	10,068	1.6%	31,584	1.6%
Chicago	$275,001	196%	1,700,000	35,496	2.1%	1,404,900	15,952	1.1%	51,448	1.7%
Minneapolis	$233,000	121%	818,000	15,627	1.9%	351,800	3,993	1.1%	19,620	1.7%
Denver	$254,000	108%	582,000	16,881	2.9%	274,900	4,168	1.5%	21,049	2.5%
Miami/Ft. Lauderdale	$386,000	53%	717,000	19,367	2.7%	876,000	22,977	2.6%	42,344	2.7%
Dallas-Ft. Worth	$147,000	166%	1,381,000	50,768	3.7%	650,000	11,001	1.7%	61,769	3.0%
Houston	$145,000	163%	1,027,000	54,495	5.3%	547,700	12,127	2.2%	66,622	4.2%
Phoenix	$268,000	83%	970,000	47,307	4.9%	360,500	8,800	2.4%	56,107	4.2%
Atlanta	$171,000	158%	1,122,000	61,632	5.5%	467,800	12,825	2.7%	74,457	4.7%
Orlando	$261,000	85%	482,000	26,659	5.5%	201,500	7,076	3.5%	33,735	4.9%
Austin	$167,001	255%	326,000	19,064	5.8%	169,900	7,236	4.3%	26,300	5.3%
Las Vegas	$313,000	68%	440,000	29,492	6.7%	215,700	11,686	5.4%	41,178	6.3%
Totals	$290,589	117%	16,223,000	434,567	2.7%	10,778,900	163,319	1.5%	597,886	2.2%

Seattle	$342,000	81%	656,000	11,426	1.7%	354,487	6,695	1.9%	18,121	1.8%
Portland	$253,000	99%	561,000	12,663	2.3%	225,335	4,854	2.2%	17,517	2.2%

San Francisco	$755,000	44%	368,000	990	0.3%	344,000	4,535	1.3%	5,525	0.8%
Oakland	$655,000	50%	625,000	6,293	1.0%	270,000	4,913	1.8%	11,206	1.3%
San Jose	$711,000	52%	388,000	2,463	0.6%	192,000	2,592	1.4%	5,055	0.9%

Los Angeles	$505,000	45%	1,877,000	12,007	0.6%	1,392,963	12,823	0.9%	24,830	0.8%
Ventura	$564,000	58%	199,000	1,850	0.9%	53,295	903	1.7%	2,753	1.1%
Orange	$696,000	46%	628,000	4,460	0.7%	340,800	3,149	0.9%	7,609	0.8%
San Diego	$615,000	40%	664,000	6,015	0.9%	375,664	2,573	0.7%	8,588	0.8%

PNW	$300,974	89%	1,217,000	24,089	2.0%	579,822	11,549	2.0%	35,638	2.0%

No Cal	$697,381	49%	1,381,000	9,746	0.7%	806,000	12,040	1.5%	21,786	1.0%

So Cal	$565,787	45%	3,368,000	24,332	0.7%	2,162,722	19,448	0.9%	43,780	0.8%

ESSEX	$542,229	55%	5,966,000	58,167	1.0%	3,548,543	43,037	1.2%	101,204	1.1%
Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.
**2005 Median Home Prices - 3rd Quarter Estimates: Nationall Realtors Association

Essex Markets Forecast 2006: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	2,300	0.6%	11,000	1.6%	46,000	3.3%	7.50%	95.50%
Portland	3,250	1.4%	11,000	2.0%	27,000	2.8%	5.00%	95.00%

San Francisco	2,300	0.6%	1,000	0.3%	14,000	1.5%	7.50%	96.50%
Oakland	2,300	0.8%	6,700	1.1%	20,000	1.9%	6.00%	96.00%
San Jose	2,400	1.2%	2,300	0.6%	12,000	1.4%	7.00%	96.00%
No. Cal.	7,000	0.9%	10,000	0.7%	46,000	1.6%	6.75%	96.00%

Ventura	700	1.3%	2,500	1.2%	7,000	2.5%	4.50%	95.50%
Los Angeles	9,200	0.6%	10,000	0.5%	60,000	1.5%	4.25%	96.00%
Orange	4,000	0.8%	4,500	0.7%	27,000	1.8%	5.50%	96.00%
San Diego	4,800	1.2%	9,000	1.3%	24,000	1.9%	3.00%	95.50%
So. Cal.	18,700	0.8%	26,000	0.8%	118,000	1.6%	4.50%	95.75%

All data is an Essex Forecast

U.S. Economic Assumptions: G.D.P. - 3.75% Growth, Jobs - 1.7% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2006 over the comparable actual figures for December 2005. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2005 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupancy Rates at the end of 2006. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2006 vs.December 2005 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year-End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2006.